EXHIBIT E(2)
                                    FORM OF
                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                      AND
                        NORTHERN FUNDS DISTRIBUTORS, LLC
                             DATED AUGUST __, 2000

Intending to be legally bound, the undersigned hereby amend and restate Schedule to the aforesaid Agreement to include the following investment portfolios:


Money Market Fund                    Global Fixed Income Fund (formerly known as
U.S. Government Money Market Fund      the InternationalFixed Income Fund)
U.S. Government Select Money Market  High Yield Municipal Fund
  Fund                               High Yield Fixed Income Fund
Tax-Exempt Money Market Fund         Income Equity Fund
Municipal Money Market Fund          Stock Index Fund
California Municipal Money Market    Large Cap Value Fund
  Fund                               Growth Equity Fund
U.S. Government Fund                 Select Equity Fund
Short-Intermediate U.S. Government   Mid Cap Growth Fund
  Fund                               Small Cap Index Fund
Intermediate Tax-Exempt Fund         Small Cap Value Fund (formerly known as the
California Intermediate Tax-Exempt     Small Cap Fund)
  Fund                               Small Cap Growth Fund
Florida Intermediate Tax-Exempt      Aggressive Growth Fund
  Fund                               International Growth Equity Fund
Fixed Income Fund                    International Select Equity Fund
Tax-Exempt Fund                      Technology Fund
Arizona Tax-Exempt Fund              Blue Chip 20 Fund
California Tax-Exempt Fund           Global Communications Fund

All signatures need not appear on the same copy of this Amended and Restated Schedule


      NORTHERN FUNDS


      By:
         -----------------------------------
      Title:
            --------------------------------
      Date:
           ---------------------------------


      NORTHERN FUNDS DISTRIBUTORS, LLC

      By:
         -----------------------------------
      Title:
            --------------------------------
      Date:
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